Goodwill and intangible assets	12 Months Ended
Dec. 31, 2021
Intangible assets and goodwill [abstract]
Goodwill and intangible assets	Goodwill and intangible assets

	Internal development costs and patents	Acquired intangible assets	Total	Goodwill	Total
	(in € millions)
Cost
At January 1, 2020	45	47	92	478	570
Additions	19	—	19	—	19
Acquisition, business combination (Note 5)	—	48	48	304	352
Exchange differences	—	(4)	(4)	(46)	(50)
At December 31, 2020	64	91	155	736	891
Additions	13	—	13	—	13
Acquisition, business combination (Note 5)	—	7	7	106	113
Write-off of fully amortized intangible assets	(13)	—	(13)	—	(13)
Exchange differences	—	7	7	52	59
At December 31, 2021	64	105	169	894	1,063
Accumulated amortization
At January 1, 2020	(19)	(15)	(34)	—	(34)
Amortization charge	(12)	(13)	(25)	—	(25)
Exchange differences	—	1	1	—	1
At December 31, 2020	(31)	(27)	(58)	—	(58)
Amortization charge	(15)	(18)	(33)	—	(33)
Write-off of fully amortized intangible assets	13	—	13	—	13
Exchange differences	—	(2)	(2)	—	(2)
At December 31, 2021	(33)	(47)	(80)	—	(80)
Cost, net accumulated amortization
At December 31, 2020	33	64	97	736	833
At December 31, 2021	31	58	89	894	983
Amortization charges related to intangible assets of €25 million, €18 million and €14 million in 2021, 2020, and 2019, respectively, are included in research and development in the consolidated statement of operations. Research and development costs that are not eligible for capitalization have been expensed in the period incurred. There were no impairment charges for goodwill or intangible assets in 2021, 2020, and 2019, respectively.
Goodwill is tested for impairment on an annual basis or when there are indications the carrying amount may be impaired. Goodwill is allocated to the Group’s two operating segments, Premium and Ad-Supported, based on the segment that is expected to benefit from the business combination. The Group monitors goodwill at the operating segment level for internal purposes, consistent with the way it assesses performance and allocates resources. The carrying amount of goodwill allocated to each of the operating segments is as follows:

	Premium	Ad-Supported	Premium	Ad-Supported
	2021	2021	2020	2020
	(in € millions)
Goodwill	129	765	125	611
Valuation methodology
The Group performed its annual impairment test in the fourth quarter of 2021. The recoverable amount of the Premium and Ad-Supported operating segments are assessed using a fair value less costs of disposal (“FVLCD”) model. The FVLCD valuation is considered a level 3 in the fair value hierarchy, as it uses significant unobservable inputs. FVLCD is calculated using both the income and market approaches. The income approach is calculated by discounting the projected cash flows of each of the operating segments. The market valuation is calculated by applying multiples from comparable publicly traded companies to the revenue of the preceding and forecasted twelve months, before and after the date of the impairment test, respectively. As a result of the analysis, the FVLCD for the Premium and Ad-Supported operating segments was determined to be in excess of their carrying amounts.
Key assumptions used in the FVLCD calculations at the impairment testing date
In 2021, the Group weighted the income and market approaches 50% and 50%, respectively, for each of its operating segments. The key assumptions used in the income approach was the discount rate based on the weighted-average cost of capital. The discount rate was 7.5% and 9.5% for the Group’s Premium and Ad-Supported segments, respectively. The key assumptions used in the market approach were the revenue multiples for comparable companies, which were selected based on industry similarity, financial risk, and size of each of the Group’s operating segments. Revenue multiples used in the market approach ranged from 3.0 to 7.0.
There are no reasonably possible changes in the key assumptions that would result in the operating segments’ carrying amounts exceeding their recoverable amounts.